UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2006

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 3.02. Unregistered Sales of Equity Securities

The information included in Item 8.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated July 20, 2006, by Accentia Biopharmaceuticals, Inc. (the “Company”) announcing that the Company has received an extension of the exclusive option to license all antifungals for Chronic Sinusitis A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 8.01 Other Events.

On July 20, 2006, Accentia Biopharmaceuticals, Inc. (the “Company”) entered into an amendment to its Option Agreement with Mayo Foundation for Medical Education and Research (“MAYO”) under which the Company’s exclusive option to elect to expand its license for the use of all antifungals including non-prescription over-the-counter formulations for the treatment of chronic sinusitis (chronic rhinosinusitis), was extended for an additional one-year period through and including December 10, 2007. This Amendment becomes effective upon payment of the cash consideration as described hereinafter. As previously announced, the Company has a worldwide exclusive license to the prescription antifungal, amphotericin B. During this exclusive option period MAYO has agreed that it may not discuss licensing of this technology for use with any other compound with any other potential license partner worldwide. The Amendment to Option Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

In consideration of the Amendment to Option Agreement, the Company has agreed to pay to MAYO cash consideration of $100,000 and issued to MAYO warrants to purchase up to 25,000 shares of the Company’s common stock, par value $.001 per share, at an exercise price of $3.50 per share. The warrants issued by the Company to MAYO under the Amendment to Option Agreement were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and MAYO represented to the Company that MAYO is an accredited investor with access to all relevant information necessary to evaluate the investment and that the shares were being acquired for investment purposes only.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: July 24, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Option Agreement, dated July 20, 2006, between Accentia Biopharmaceuticals, Inc. and Mayo Foundation for Medical Education and Research together with Form of Common Stock Purchase Warrant

99.1	Press Release Dated July 24, 2006 titled “Accentia Biopharmaceuticals Receives Extension of Exclusive Option to License All Antifungals for Chronic Sinusitis”

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